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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 23, 2004

                        THE MERIDIAN RESOURCE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          TEXAS                          1-10671                 76-0319553
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                         1401 ENCLAVE PARKWAY, SUITE 300
                              HOUSTON, TEXAS 77077
               (Address of Principal Executive Offices) (Zip Code)

                                  281-597-7000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 23, 2004, The Meridian Resource Corporation entered into an Amended and Restated Credit Agreement with Fortis Capital Corp., as administrative agent, sole lead arranger and bookrunner, Comerica Bank, as syndication agent, and Union Bank of California, N.A., as documentation agent (the "Credit Agreement"). The Credit Agreement provides for a $200,000,000 revolving credit facility with an initial borrowing base of $130,000,000. A copy of the Credit Agreement is filed as Exhibit 10.1 hereto and is hereby incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits.

                10.1 Amended and Restated Credit Agreement, dated December 23, 2004, among The Meridian Resource Corporation, Fortis Capital Corp., as administrative agent, sole lead arranger and bookrunner, Comerica Bank, as syndication agent, and Union Bank of California, N.A., as documentation agent, and the several lenders from time to time parties thereto.




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE MERIDIAN RESOURCE CORPORATION
                              (Registrant)



                              By:  /s/ Lloyd V. DeLano
                                 -----------------------------------------------
                              Lloyd V. DeLano
                              Senior Vice President and Chief Accounting Officer




Date:  December 30, 2004

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                              EXHIBIT INDEX


                Exhibits.

                10.1 Amended and Restated Credit Agreement, dated December 23, 2004, among The Meridian Resource Corporation, Fortis Capital Corp., as administrative agent, sole lead arranger and bookrunner, Comerica Bank, as syndication agent, and Union Bank of California, N.A., as documentation agent, and the several lenders from time to time parties thereto.